Exhibit 99.1

Brandywine West, 1521 Concord Pike, Suite 301 Wilmington, DE 19803

N E W S  R E L E A S E

FOR IMMEDIATE RELEASE	CONTACT: Elise A. Garofalo Director of Investor Relations 302-778-8227

GrafTech Awarded $1.4 Million Cash Grants to Accelerate Fuel Cell Technology

        Wilmington, DE – October 20, 2003 – GrafTech International Ltd. (NYSE:GTI) today announced that its Advanced Energy Technology (AET) subsidiary was awarded two cash grants totaling $1.4 million from the State of Ohio to support fuel cell development programs. These awards are part of Ohio Governor Bob Taft’s Third Frontier Program to foster the growth of fuel cell technology.

        The new funding will support two fuel cell programs. Approximately $800,000 will be used in a program to develop high volume manufacturing processes for proton exchange membrane (PEM) fuel cell flow field plates. This program will utilize proprietary GRAFCELL® advanced flexible graphite from AET and systems design expertise from PIA Group Inc. of Cincinnati, Ohio.

        The second program, under which AET will receive approximately $600,000, will develop a rapid, cost effective fuel cell testing system. This program will be instrumental in accelerating improvements in the design and affordability of fuel cell components. AET is partnering with both the University of Akron and Lake Shore Cryotronics to develop and commercialize the fuel cell testing system.

        At a press conference attended by Ohio Governor Bob Taft, AET President John Wetula accepted the grants. Mr. Wetula commented, “We enthusiastically share Governor Taft’s technology vision for Ohio, and for the leading role that PEM fuel cells can play in reshaping the economy of the State and our Country. We are gratified that Ohio views AET and our fuel cell technology as one of its best investments for the future.”

GrafTech International Ltd. is one of the world’s largest manufacturers and providers of high quality synthetic and natural graphite and carbon products and related technical and research and development services with industry leading customers in more than 70 countries. We manufacture graphite electrodes and cathodes, products essential to the production of electric arc furnace steel and aluminum. We also manufacture thermal management, fuel cell and other specialty graphite and carbon products for, and provide services to, the electronics, power generation, semiconductor, transportation, petrochemical and other metals markets. We are the leading manufacturer in all of our major product lines with 13 state of the art manufacturing facilities strategically located on four continents. GRAFCELL™, GRAFOIL®, and eGRAF™ are our trademarks. For additional information on GrafTech International, call 302-778-8227 or visit our website at www.graftech.com. For additional information on our subsidiary, Advanced Energy Technology Inc., call 216-529-3777.

NOTE ON FORWARD-LOOKING STATEMENTS: This news release and any related calls or discussions may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about such matters as: future production and sales of products that incorporate our products or that are produced using our products; future prices and sales of and demand for our products; future operational and financial performance of various businesses; strategic plans; impacts of regional and global economic conditions; interest rate management activities; corporate and business projects; legal matters; consulting projects; potential offerings, sales and other actions regarding debt or equity securities; and future asset sales, costs, working capital, revenues, business opportunities, values, debt levels, cash flows, cost savings and reductions, margins, earnings and growth. We have no duty to update these statements. Actual future events and circumstances (including future performance, results and trends) could differ materially from those set forth in these statements due to various factors. These factors include: the possibility that global or regional economic conditions or end market conditions for our products may not improve or may worsen; the possibility that anticipated additions to capacity for producing steel in electric arc furnaces may not occur or reductions in graphite electrode manufacturing capacity may not continue or that increases in graphite electrode manufacturing capacity may occur; the possibility that increased production of steel in electric arc furnaces or reductions in graphite electrode manufacturing capacity may not result in stable or increased demand for or prices or sales volumes of graphite electrodes; the possibility that economic or technological developments may adversely affect growth in the use of graphite cathodes in lieu of carbon cathodes in aluminum smelting; the possibility that anticipated additions to aluminum smelting capacity using graphite cathodes may not occur or that increased production of graphite cathodes by competitors may occur; the possibility that increased production of aluminum or stable production of graphite cathodes by competitors may not result in stable or increased demand for or prices or sales volume of graphite cathodes; the possibility that actual graphite electrode prices in 2004 may be different than current spot prices; the possibility of delays in or failure to achieve widespread commercialization of fuel cells which use our products or that manufacturers of such fuel cells may obtain those products from other sources; the possibility of delays in or failure to achieve successful development and commercialization of new or improved products; the possibility of delays in meeting or failure to meet contractually specified or other product development milestones or delays in expanding or failure to expand our manufacturing capacity to meet growth in demand, if any; the possibility that we may be unable to protect our intellectual property or may infringe the intellectual property rights of others; the occurrence of unanticipated events or circumstances relating to antitrust investigations or lawsuits or to lawsuits initiated by us against our former parents; the possibility that expected cost savings will not be fully realized; or that anticipated asset sales may be delayed or may not occur or result in anticipated proceeds; the possibility that the anticipated benefits from corporate realignment or organizational refinements may be delayed or may not occur or that our provision for income taxes and effective income tax rate may fluctuate significantly; the occurrence of unanticipated events or circumstances relating to health, safety or environmental compliance or remediation obligations or liabilities to third parties, labor relations, or raw material or energy supplies or cost; the possibility that changes in market prices of our common stock or senior notes may affect our plans regarding de-leveraging or debt reduction activities; changes in interest or currency exchange rates, in competitive conditions or in inflation; the possibility of failure to satisfy conditions or milestones to, or occurrence of breach of terms of, our strategic alliances; the possibility of changes in the appropriation of government funds or the failure to satisfy eligibility conditions to government grants; the possibility that changes in financial performance may affect our compliance with financial covenants or the amount of funds available for borrowing under our revolving credit facility; the possibility that we may not achieve the earnings estimates that we provide as guidance from time to time and other risks and uncertainties, including those detailed in our filings with the SEC, as well as future decisions by us. Except as otherwise specifically noted, references to future cost savings are based on assumptions and are subject to limitations detailed in our filings with the SEC. The statements in this news release or any related discussions or calls shall not be deemed to constitute an admission as to any liability in connection with any claim or lawsuit. References to street or analyst earnings estimates mean those published by First Call, a service of the Thomson Financial Network.